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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



        Date of Report (Date of earliest event reported): May 28, 1996
                                                          ------------



                         RENAL TREATMENT CENTERS, INC.
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            (Exact name of registrant as specified in its charter)



    Delaware                      1-14142                       23-2518331
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(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)              Identification Number)
incorporation)




   1180 W. Swedesford Road, Building Two, Suite 300, Berwyn, PA       19312
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   (Address of principal executive offices)                       (Zip Code)



      Registrant's telephone number, including area code: (610) 644-4796
                                                          --------------



                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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     In a news release issued on May 28, 1996, Renal Treatment Centers, Inc.
(the "Company") announced that it will commence an offering of approximately $125,000,000 of Convertible Subordinated Notes due 2006 in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended. A copy of the news release is attached to this Report and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibits

99.1     Press release dated May 28, 1996 issued by Renal Treatment Centers,
         Inc.


                                      -2-
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                                   SIGNATURES
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     Pursuant to the requirements of the Securities and Exchange Act of 1934,
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RENAL TREATMENT CENTERS, INC.



Date: May 28, 1996                  By: /s/ Ronald H. Rodgers, Jr.
                                       ---------------------------
                                       Ronald H. Rodgers, Jr.
                                       Vice President of Finance
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                                 EXHIBIT INDEX
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Exhibit
Number       Description
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99.1         Press release dated May 28, 1996 issued by
             Renal Treatment Centers, Inc.